UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

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TRANSCOMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-33355 (Commission File Number)	54-2032355 (I.R.S. Employer Identification No.)
4235 Innslake Drive Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 19, 2007, McGladrey & Pullen, LLP (“McGladrey & Pullen”) notified TransCommunity Financial Corporation (the “Company”) that McGladrey & Pullen declined to stand for appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

The report of McGladrey & Pullen on the Company’s consolidated financial statements for each of the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the 2005 and 2006 fiscal years and the interim period from January 1, 2007 through April 19, 2007, there were no disagreements with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, would have caused it to make reference thereto in its report on the Company’s consolidated financial statements for such years.

During the same period, there were no other reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K, except for the following. McGladrey & Pullen advised the Company in 2006 that the Company had been accounting improperly for certain loan participation agreements entered into with third-party financial institutions under the guidance provided in Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125.” Management of the Company deemed this improper accounting to be a “material weakness” in the Company’s internal control over financial reporting as of December 31, 2005, as reported in Amendment No. 1 to the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The Audit Committee of the Company’s Board of Directors discussed this issue with McGladrey & Pullen. In September 2006, the Company adopted accounting controls to report the loans at issue properly under SFAS No. 140 in the future.

The Company engaged McGladrey & Pullen as its independent registered public accounting firm on April 21, 2005 to replace S.B. Hoover & Company, LLP. The disclosures required for this change in accountants have been previously reported by the Company in a Current Report on Form 8-K filed on March 4, 2005 and an Amendment to Current Report on Form 8-K/A filed on April 26, 2005.

The Company provided McGladrey & Pullen with a copy of the foregoing disclosures. A copy of a letter from McGladrey & Pullen to the Securities and Exchange Commission, dated April 25, 2007, is attached as Exhibit 16.1 to this report.

The Company is in the process of soliciting proposals from independent registered public accounting firms for the audit of the Company’s consolidated financial statements for the year ending December 31, 2007.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission, dated April 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCOMMUNITY FINANCIAL CORPORATION

Date:	April 25, 2007	By: /s/ Bruce B. Nolte

Bruce B. Nolte

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission, dated April 25, 2007